UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 4, 2009
Date of report (date of earliest event reported)
Digi International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 912-3444
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2009, the Board of Directors (the “Board”) of Digi International Inc. (the “Company”) amended the Digi International Inc. 2000 Omnibus Stock Plan as Amended and Restated as of November 27, 2006, as approved by stockholders on January 22, 2007 (the “Plan”). The Plan was amended to include a fungible shares plan whereby awards other than stock options or stock appreciation rights will be counted against the maximum share limitation under the Plan as 1.30 shares for every one share granted. Previously, all awards were counted against the maximum share limitation as one share for every one share granted. Options and stock appreciation rights will continue to be treated in this manner (i.e. one-for-one).
The Board also amended the Plan’s forfeiture provision. Previously, an award could be conditioned upon a participant’s agreement that in the event of certain occurrences, which could include a participant’s competition with, unauthorized disclosure of confidential information of, or violation of the applicable business ethics policy or business policy of the Company or any of its affiliates, the awards paid to the participant within six months prior to the termination of employment of the participant (or their economic value) could be subject to forfeiture. This provision has now been amended to give the Company greater flexibility with respect to when and how awards made after December 4, 2009 must be forfeited.
The Plan was also amended to cap the term of any award granted under the Plan at a maximum of 10 years.
The Board made various other amendments which are not effective unless and until these amendments are approved by the Company’s stockholders at the January 25, 2010 Annual Meeting of Stockholders (or any adjournment thereof). The description of the amendments set forth above and the plan attached hereto do not include these additional amendments.
The descriptions of the amendments to the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

10.1	Digi International Inc. 2000 Omnibus Stock Plan, as amended and restated as of December 4, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: December 10, 2009

DIGI INTERNATIONAL INC.
By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

10.1	Digi International Inc. 2000 Omnibus Stock Plan, as amended and restated as of December 4, 2009.	Filed Electronically

4